UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 5, 2022

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2022, the Board of Directors of Funko, Inc. (the “Company”) approved certain changes to the Company’s executive leadership team (the “Transition Plan”) that became effective on such date (the “Effective Date”). Under the Transition Plan, Brian Mariotti was appointed as the Company’s Chief Executive Officer, stepping down as Chief Creative Officer, and Andrew Perlmutter was appointed as the Company’s President, stepping down as Chief Executive Officer. In addition, as part of the Transition Plan, the Board appointed Scott Yessner as Interim Chief Financial Officer and Jennifer Fall Jung resigned as Chief Financial Officer. Consistent with the foregoing, Brian Mariotti became the principal executive officer of the Company and Scott Yessner became the principal financial officer and principal accounting officer of the Company, effective on the Effective Date. The Board has retained a leading executive search firm to assist in the search for a permanent Chief Financial Officer.

Biographical information for Brian Mariotti, age 55, can be found on page 11 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”) and is incorporated herein by reference. Biographical information for Andrew Perlmutter, age 45, can be found on page 8 of the Proxy Statement and is incorporated herein by reference.

Scott Yessner, 53, has been, and will remain, employed by Ranstad Professionals US, LLC, d/b/a Tatum (“Tatum”), a talent services firm, and will be providing his services pursuant to a Services Agreement between the Company’s subsidiary, Funko, LLC, and Tatum (the “Tatum Agreement”). The Company will compensate Tatum at the rate of $38,000 per week of service rendered by Mr. Yessner, for a minimum for four months. Mr. Yessner previously served as Chief Financial Officer of Cemco Steel Manufacturing, a steel products manufacturing firm, from March 2020 to October 2022, as Chief Financial Officer of Universal Technical Institute, as a consultant of Tatum, from April 2018 to December 2019, and in other interim financial consulting roles through Tatum since 2017. Prior to joining Tatum, Mr. Yessner served as founder and Chief Executive Officer of The Balance Sheet Company, LLC from 2013 to 2015. Mr. Yessner served as Group Chief Financial Officer Wealth and Corporate Banking for MUFG Union Bank from 2010 to 2013. From 2008 to 2010, Mr. Yessner served as Group Chief Financial Officer for Wells Fargo Advisors/Wachovia Securities. Prior to that, Mr. Yessner held various financial leadership roles at Countrywide Financial Corporation and Jackson National Life Insurance Company.

In connection with the Transition Plan, the Company entered into an employment agreement amendment with Mr. Perlmutter dated December 5, 2022 (the “Perlmutter Amendment”), evidencing Mr. Perlmutter’s transition to the role of the Company’s President. Pursuant to his employment agreement amendment, the period in which Mr. Perlmutter shall be entitled to resign for “Good Reason” (as defined in his employment agreement) has been extended to 12 months following the Effective Date.

In connection with the Transition Plan, the Company entered into an employment agreement amendment with Mr. Mariotti dated December 5, 2022 (the “Mariotti Amendment”) evidencing Mr. Mariotti’s transition to the role of the Company’s Chief Executive Officer.

In connection with Ms. Fall Jung’s separation, the Company entered into a transition and release of claims agreement with Ms. Jung dated as of December 5, 2022 (the “Transition Agreement”). Under the Transition Agreement, Ms. Fall Jung has agreed to provide transition and advisory services to the Company as an employee advisor during the period beginning on December 5, 2022 and ending on February 4, 2023 (such date, the “Separation Date” and such period, the “Transition Period”). The terms of Ms. Fall Jung’s existing Employment Agreement with the Company, dated as of July 22, 2019 (the “Employment Agreement”), will continue to control until the Separation Date, subject to the terms of the Transition Agreement.

Ms. Fall Jung will be entitled to receive, subject to her execution and non-revocation of a waiver and release of claims agreement: (i) continued base salary payments for 12 months following the Separation Date, less applicable withholdings, (ii) reimbursement during such 12-month period of the Company-paid portion of premium payments, as if Ms. Fall Jung had remained an active employee, for any COBRA coverage that she timely elects, which shall be payable monthly and (iii) her fiscal year 2022 target annual bonus, which shall be payable at the same time annual bonuses are paid to similarly situated executives of the Company. The payment of such separation benefits will also be subject to Ms. Fall Jung’s continued compliance with certain applicable restrictive covenants set forth in the Employment Agreement.

The foregoing descriptions of the Tatum Agreement, Perlmutter Amendment, Mariotti Amendment and Transition Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Tatum Agreement, Perlmutter Amendment, Mariotti Amendment and Transition Agreement, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Tatum Services Agreement, by and between Funko, LLC and Ranstad Professionals US, LLC, d/b/a Tatum, dated as of November 22, 2022.

10.2	Amendment to Amended and Restated Employment Agreement, by and between the Company and Andrew Perlmutter, dated as of December 5, 2022.

10.3	Amendment to Employment Agreement, by and between the Company and Brian Mariotti, dated as of December 5, 2022

10.4	Transition and Release of Claims Agreement, by and between the Company and Jennifer Fall Jung, dated as of December 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2022	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Chief Legal Officer and Secretary